Harding, Loevner Funds, Inc.

Supplement dated September 15, 2025 to the

Summary Prospectuses (the “Summary Prospectuses”), each dated February 28, 2025, as supplemented, for:

Chinese Equity Portfolio (Institutional Class) and Emerging Markets ex China Portfolio (Institutional Class)

Prospectus for Institutional Investors (“Prospectus”) and Statement of Additional Information, each dated February 28, 2025, as supplemented (the “SAI”)

Chinese Equity Portfolio

Institutional Class HLMCX

Emerging Markets ex China Portfolio

Institutional Class HLXCX

IMPORTANT NOTICE

The Board of Directors (the “Board”) of Harding, Loevner Funds, Inc. (the “Fund”) has approved Plans of Liquidation (the “Plans”) with respect to each of the Chinese Equity Portfolio and the Emerging Markets ex China Portfolio (each, a “Portfolio” and, together, the “Portfolios”), each a series of the Fund.

Pursuant to the Plans, each Portfolio will liquidate substantially all of its assets, satisfy known or reasonably ascertainable liabilities, and distribute the remaining liquidation proceeds to its shareholders in redemption of all of the issued and outstanding shares of the Portfolio, as further detailed below. This process is expected to conclude on or about November 19, 2025 or such other date as an officer of the Fund, in his or her discretion, may determine (the “Liquidation Date”).

After the close of business on September 15, 2025, the Portfolios will be closed to investments from new and existing investors other than automatic purchases or if not reasonably practicable for certain categories of shareholders. Thereafter, no further investment may be made in the Portfolios (a “hard close”). Prior to the Liquidation Date, shareholders of each Portfolio may (i) exchange their shares of the Portfolio for shares of the appropriate class of any other portfolio of the Fund that is open to investment, subject to the requirements and limitations in that portfolio’s prospectus; (ii) remain invested in the Portfolio; or (iii) redeem their shares at any time in the manner described in the Prospectus.

Prior to the Liquidation Date, each Portfolio will engage in business activities for the purpose of winding up its business and affairs and transitioning its assets to cash and cash equivalents, in preparation for the orderly liquidation and subsequent distribution of proceeds to remaining shareholders. Depending on the applicable Portfolio’s holdings, market conditions and other factors, the Portfolio, as a result of a faster transition of its assets to cash and cash equivalents, may not be fully invested in portfolio securities for a period of time until the Liquidation Date. During this transition period, each Portfolio may no longer be pursuing its investment objective or be managed consistent with its stated investment strategies. This is likely to impact each Portfolio’s performance. Shareholders who remain invested in a Portfolio may bear increased brokerage and other transaction expenses relating to the sale of portfolio investments prior to the Liquidation Date.

If a shareholder of a Portfolio takes no action in respect of his or her investment prior to the Liquidation Date, the Portfolio will distribute to the shareholder, on or promptly after the Liquidation Date, a cash distribution equal to the shareholder’s proportionate interest in the net assets of the Portfolio as of the Liquidation Date (a “liquidating distribution”).

Each Portfolio may also make distributions to its shareholders of certain ordinary income and/or capital gains on or before the Liquidation Date. In the event that distributions are made on or before the Liquidation Date, the distributions will generally be taxable to shareholders who receive the distribution from a Portfolio (aside from tax-exempt accounts). In addition, an exchange by a shareholder of shares of a Portfolio for shares of another portfolio of the Fund, a redemption of shares of a Portfolio for cash, or a liquidating distribution made to a shareholder as of the Liquidation Date will, in each case, generally result in a capital gain or loss for the shareholder for federal income tax purposes (and for most state and local income tax purposes), based on the difference between the value received by the shareholder for the Fund shares and the shareholder’s tax basis in the Fund shares. Shareholders also may be subject to foreign taxes on the liquidating distributions received.

As of the Liquidation Date, each Portfolio will cease its business as a series of the Fund. As of the Liquidation Date, all references to each Portfolio in the Prospectus and SAI shall be removed.

Shareholders should consult with their tax advisors for information regarding all tax consequences applicable to their investments and the tax impact of the liquidation of the Portfolios.

Changes Applicable to the Chinese Equity Portfolio

Effective September 11, 2025, Pradipta Chakrabortty and Jingyi Li serve as the portfolio managers of the Portfolio, with Mr. Chakrabortty serving as the lead portfolio manager of the Portfolio. All references to Wenting Shen in the Portfolio’s Summary Prospectus, Prospectus and SAI are hereby deleted.

Investors Should Retain this Supplement for Future Reference.